Investor Presentation

January 2026
PETV (OTCQX)



PETVIVO HOLDINGS

Forward-Looking Statements

This presentation and the accompanying oral commentary contains forward-looking statements within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties that could cause actual results to differ materially from those anticipated or projected by the forward-looking statements. Forward-looking statements include all statements that are not statements of historical facts and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” will,” “would,” “may,” “plans,” “potential,” “predicts, “projects,” “should,” “could,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this presentation and the accompanying oral commentary relate to, among other things, the therapeutic effectiveness of our product Spryng®, with OsteoCushion®Technology, as well as our ability to develop and successfully commercialize other companion animal or human therapeutics, our future or assumed financial condition, results of operations, strategic plans and objectives, product development plans, use of proceeds, competitive position, and potential opportunities.

Forward-looking statements represent our management’s current beliefs and assumptions based on information currently available.

Forward looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We discuss these risks, uncertainties and other factors in the section entitled “Risk Factors” in our Annual Report on Form 10-K that we filed with the Securities and Exchange Commission (“SEC”) for the fiscal year ended on March 31, 2024, as well as in our other filings with the SEC. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward looking statements, even if new information becomes available in the future.

Certain of the information provided in this presentation, and the accompanying oral commentary, has been obtained from independent industry sources, publications or research reports. This information has been obtained from sources we believe to be reliable. However, we have not independently verified such information.

Spryng® with OsteoCushion® Technology is a veterinary medical device by PetVivo, Inc. protected by U.S. Patents, US 8,153,591, US 9,107,937, US 9,999,705, US 10,850,006, US 11,890,371, US 11, 975,121, CA 2,537,315, CA 2,583,561, and other pending applications and foreign patents. **Veterinary Use Only - federal law restricts this device to use by or on the order of a licensed veterinarian.**

Spryng® and OsteoCushion® are trademarks of PetVivo Holdings, Inc.

Company Highlights

Market Opportunity
+$39.8B US companion animal veterinary care and product sales market with ~ 6% historical CAGR (2020-2024)*

Commercialized Regenerative Product Portfolio

Spryng®, with OsteoCushion® Technology, is a veterinary device that promotes the restoration of joint mechanics for the management of lameness and other joint-related afflictions including osteoarthritis; Spryng comprises similar components & structure as natural cartilage to provide additional support and functionality to protect the joint from pain.
*FDA premarket approval not required for Spryng (medical device)

PrecisePRP is an innovative, off the shelf PRP solution-leucoreduced allogeneic pooled freeze-dried platelet-rich plasma (PRP) product intended to provide a species-specific source of concentrated platelets in plasma for intra-articular administration. The only FDA reviewed PRP product.

Growth Drivers

Innovation

Strategic Partnerships with experts in functional materials for innovation and product expansion of regenerative product portfolio.

Entry into pet care AI ecosystem-strategic partnership with Agentic Pet.

Strong IP portfolio with twelve U.S. and foreign issued patents

US Commercialization
B2B sales supported by an internal sales team all major and regional US animal health distributors.

International Expansion
UK and Mexico B2B distributor partnerships in place for international expansion. Canada and EU in flight with anticipated market entry in CY 2026.

Robust B2B & B2C Amplification
Strong digital presence and national advertising in the US market.

Experienced Management Team and Independent Board of Directors

*Source American Pet Products Assoc.

Osteoarthritis (OA) Opportunity

$39.8B Veterinary Care and Product Sales Market

Osteoarthritis: a common affliction of the joints

- Affects approximately 34 million adult dogs and 1 million horses*
- Causes pain and inflammation from degenerated cartilage of stressed joints
- Lameness worsens with time from ongoing loss of cartilage and the presence of inflammation in the joint

*Management estimate based on data in articles prepared by Piper Sandler Industry Notes, the Morris Animal Foundation and American Horse Council.

Current solutions treat symptoms, but do not manage the cause

- Nonsteroidal Anti-Inflammatory Drugs (NSAIDs) are approved to alleviate pain and inflammation:
  - Known to cause liver and kidney problems
  - Do not halt or slow joint degeneration
- Steroid and/or Hyaluronic Acid injections are used for treating pain, inflammation and/or joint lubrication
  - slow acting, short duration
- Stem Cell and PRP are used for treating joint deterioration
  - require blood draw or painful tissue harvesting
  - are time-sensitive, time-consuming and expensive
  - provide limited effects

spryng®

with OsteoCushion™ Technology


spryng™
with OsteoCushion™ Technology
spryng™
with OsteoCushion™ Technology
Spryng™ for intra-articular injection

Viscosupplementation
A strong hydrated biomaterial that facilitates enhanced lubrication and joint-cushioning properties.

Micro-scaffolds
Over time, micro-scaffolds adhere to and integrate with the existing synovial membrane.

Collagen-Elastin Microparticles
Porous, spongy particles absorb and release synovial fluid in response to mechanical forces.

A single injection provides up to 12+ months of lasting benefits

A medical device; no pharmacological, chemical, or metabolic actions.

An Optimal OA Solution:
Spryng® with OsteoCushion® Technology

- Spryng provides a biocompatible lubricious and viscoelastic biomaterial, which promotes the restoration of joint mechanics to improve joint function
  - Similar components/function found in natural cartilage (i.e. collagen, elastin and heparin)
- Spryng particles are injected into the synovial space with standard intra-articular injection technique; multiple joints can be injected simultaneously
- Case studies indicate long-lasting (e.g. ~12 months or longer) improvement in lameness*
- Avoids NSAIDs side effects by minimizing their use
- Effective and economical solution for managing OA



Spryng Particles

Spryng® with OsteoCushion® Technology

- Spryng is a unique new medical device addressing the root cause of the affliction, not just the symptoms
- Purified natural components self-assemble to form an insoluble, hydrated matrix
- Protein source bovine tissues (i.e. medical grade collagen and elastin) from isolated herds
- Carbohydrate source porcine tissues (i.e. USP grade heparin) from isolated herds
- Highly unlikely to trigger an inflammatory or foreign body response
- Companion animal use supported by underlying 145 human patient FDA dermal-filler clinical trial*
- Established IP portfolio with twelve United States and nine foreign patents


spryng

** Evaluation of the Safety and Efficacy of Cosmetalife for the Correction of Nasalabial Folds at www.clinicaltrials.gov (NCT00414544).*

Spryng® Mechanism of Action

- An animal suffering from osteoarthritis generally exhibits damaged and/or lost cartilage thereby creating bone on bone contact that results in an increase of joint inflammation, pain, and further loss of cartilage.
- Spryng reinforces synovial membrane function, without pharmaceutical, chemical or metabolic action.
- Biocompatible Spryng particles are lubricious and "cushioning" when residing in joint synovial space
- These spongy reinforcing particles adsorb onto the synovial membrane and are subsequently integrated with the subsynovial tissue to assist in the restoration of proper joint mechanics
- Particles integrate with the synovial fluid and resemble natural cartilage in composition, structure, hydration and function
- Additional Mechanism of Action research is ongoing



Spryng® Canine Success: Cooper

Condition

- 7-year-old mixed-breed dog.
- Diagnosed with severe arthritis in both elbows in March 2024.
- At that time, he was unable to bear weight on his front left leg.
- X-rays confirmed the extent of his condition.
- Administered Carprofen and monthly Librela injections.
- After learning about Spryng®, Cooper's physician agreed that Cooper was an ideal candidate.

Treatment

- On January 14, 2025, Cooper received Spryng® with OsteoCushion™ Technology injections in both elbows.
- After injection, the elbows were moved through a range of motion to help disperse the particles.

Results[1]

- Immediately after injections a clear difference in Cooper's mobility was seen.
- Cooper's gait became more stable, weight-shifting decreased, and he no longer struggled to rise.
- Overall comfort and mobility improved significantly, reducing his dependence on pain medications and no longer needing any Gabapentin.
- Cooper's owners are thrilled with the results, seeing a happier, more mobile dog who is moving with ease and without observed lameness.



Cooper

Source: Dr. Katie Frosch, DVM

1) Results will vary per companion animal.

Spryng® Equine Success: Fergie



GETTING BACK
IN STRIDE

Click to View Video Online

History

- 16-year-old Saddlebred mare.
- Fergie shows as a Saddlebred monthly and ridden 5–6 days per week.
- However, due to apparent discomfort, she had become choppy, awkward and sometimes hesitant to change gaits or directions.
- Hard for her to stay in a good frame for riding, especially at faster speed.
- She tried hard despite her discomfort, and her owners wanted her to be as comfortable as possible.

Exam & Diagnosis

- Choppy gait in her backend, intermittent left front lameness ~1 year.
- Grade 3 lameness: LR > LF > RR.
- Arthritis of the left coffin joint, both hocks and both stifles.
- Previous treatments did not have a beneficial effect.

Treatment

- Injection of Depo-Medrol + 1 syringe of Spryng in left coffin joint, and both hocks and stifles.

Results[1]

- Mild improvement after one week.
- After one month, substantially smoother gait, although some stiffness remaining in left rear leg.
- After 90 days, moving phenomenally better, and able to win two Reserve Champion ribbons.
- More willing to exercise and enjoys her work.
- Smoother gate with no evidence of lameness in the left front.





See other equine case studies online. See Tinker Case Study here.

1) Results to vary per animal. Source: Ann Sherwood, Veterinarian

Spryng® Competitive Distinctions

- Outcomes address affliction/not just symptoms
- Current treatments rely on biologic activity to treat symptoms; Spryng provides structural components to address affliction
- Price/Cost advantage
- Derived from all natural materials
- Ease of application
- Vet clinic exclusivity and enhanced margins
- Over 12,000 dogs, cats and horses successfully injected with Spryng





Spryng® Product Category Comparison

Features	Spryng®	Librela Solensia	Adequan HA/Legend	*NSAIDs: Rimadyl Banamine	*Orthobiologics PRP, APS	Arthramid Noltrex	Synovetin
Injections per Year	1	12	16-18	N/A	3-4	2-3	1
Benefits Last up to 12 Months or More	x					x	x
Bioscaffold From Naturally-Derived Components	x						
No Synthetic or Radioactive Material	x	x	x	x	x		
Research Supports Joints Health Benefits	x		x	x	x	x	x
No Drug Interactions & No Systemic Effects (Medical Device)	x				x	x	x
All Stages of Osteoarthritis	x				x	x	
Composition/Source Material	IA Bioscaffold created from naturally-sourced purified bovine collagen & elastin, porcine heparin glycan	Bio-engineered monoclonal antibodies	PSGAG from Bovine tracheal cartilage; HA from rooster comb or capsule of Streptococcus spp.	Laboratory Manufactured	Autologous	Polyacrylamide Hydrogel derived from acrylamide (synthetic)	Radioactive Tin
		*NSAIDs (add'l): carprofen, grapiprant, Previcox Equioxx (firocoxib), Metacam (meloxicam), Deramaxx (deracoxib), phenylbutazone (bute), flunixin meglumine			*Orthobiologics (add'l): A2M, APS, Orthokine, Renovo, Centrate BMA, Restigen, stem cells (VetStem)		

Spryng® Tolerance Studies



Canine Tolerance

Purpose: Assess tolerance of Spryng® administration in dogs.

Design: 20 healthy dogs received intra-articular injection with saline or Spryng® in contralateral shoulder, hip, elbow, and stifle joints in a randomized sequence.

Two-week washout period transpired between each injection.
Total 40 joints each for Spryng® and control.

Completed: November 2023

Results: No abnormalities were observed in the physical exam, CBC, or chemistry analysis after the injections.

Demonstrated the excellent safety profile of Spryng®. Tolerance and safety of Spryng® was confirmed in normal healthy dogs.

Full Abstract: Downloadable: here.



Feline Tolerance

Purpose: Assess tolerance of Spryng™ administration in cats.

Design: 10 healthy female cats received intra-articular injection with saline or Spryng in contralateral shoulder, hip, elbow, and stifle joints in a randomized sequence.

Two-week washout period transpired between each injection.
Total 40 joints each for Spryng and control.

Completed: January 2024

Results: No abnormalities were observed in the physical exam, CBC, or chemistry analysis after the injections.

Demonstrated the excellent safety profile of Spryng. Tolerance and safety of Spryng was confirmed in normal healthy cats.

Full Abstract: Downloadable: here.

Spryng® Clinical Studies

Six Clinical Trials Conducted To Date —
All With Positive, Confirming Results

Canine Hip OA

Purpose: Study the effects of Collagen-Elastin Hydrogel Microparticles (Spryng) on pain & function secondary to hip osteoarthritis in dogs.
Investigators: Colorado Animal Specialty & Emergency with Ethos Veterinary Health
Design: Using Simon's Two-Stage Design, an initial cohort of 11 dogs was enrolled. Each skeletally mature, demonstrated hip pain w/o other joint pain, and with radiographic OA in one or both hips.
Results: Nine dogs completed the study to-date. At day 84, 77.8% had a greater than 3-point reduction in total CBPI score. 77.8% had improved hip extension on goniometry.
All subjects had improved visual lameness scores and quality of life assessments.
Presented to the 2024 Veterinary Orthopedic Annual Conference in Feb. 2024
Full Abstract: Downloadable: here.

Canine Stifle OA/CCL Disease

Purpose: Evaluate benefit and tolerability of an intra-articular injection of a collagen-elastin biomaterial into the stifle joint of dogs with suspected cruciate ligament disease.
Investigators: Multicenter study with Ethos Veterinary Health
Design: Simon's Two-Stage Study Design. Initial cohort: 22 patients with unilateral CCD. Second cohort: An additional 18 patients were enrolled after the primary outcome measure established a positive benefit.
Results: Statistically significant improvement was demonstrated in all clinical variables: at 28 days **55%** had improved the mGCPS, and by 84 days, the responders had improved in VLS and LOAD scores by **50%**.
Canine patients improved in pain and mobility scores without any additional pain medications throughout the 84-day study.
Presented to American College of Veterinary Surgeons Conference 2023
Full Abstract: Downloadable: here.

New Spryng® Clinical Trials

Underway or Recently Completed, Awaiting Publication

Additional Studies 2025 - 2026

Canine Study at Colorado State University

Principal investigators: Felix Duerr, DVM, MS, Dr. med. vet., CCRT, DACVS-SA, DECVS, DACVSSMR

Pilot study design: Pilot study evaluating intra-articular injection of a hydrophilic extracellular matrix biomaterial on naturally occurring elbow osteoarthritis-associated pain in dogs.

Data acquisition completed: Q1 2025

Canine Study

Principal investigators:

- Jamie Gaynor DVM, MS, DACVA, DAAPM
- Supported by Ethos

Study design:

- Field Study with ~40 canines.
- Double blinded, placebo-controlled
- Evaluating efficacy of intra-articular injection of Spryng™ to manage unilateral or bilateral coxofemoral joint osteoarthritis.

Data acquisition to be completed: Q3 2026

Canine Study

Principal investigators:

- Sherman Canapp DVM, MS, CCRT, DACVS-SA, DACVSMR
- Debra Canapp, DVM, CCRT, CVA, DACVSMR

Study design:

- Field Study with ~7 canines. Evaluating efficacy of intra-articular injection of Spryn® to manage elbow joint osteoarthritis.

Data acquisition to be completed: Q2 2026

PrecisePRP™



PrecisePRP™
EQUINE
PrecisePRP™
CANINE
Canine Leucoreduced Allogeneic Pooled Freeze-Dried Platelet-Rich Plasma
Distributed by
PetVivo
Animal Health
5151 Edina Industrial Blvd
Edina, MN 55439
Caution: Federal law restricts this drug to use by or on the order of a licensed veterinarian.
PrecisePRP™
CANINE
Canine Leucoreduced Allogeneic Pooled Freeze-Dried Platelet-Rich Plasma
Rx Only

No Centrifuge Required

Freeze-dried, pooled, leukoreduced, RBC removed, allogeneic.

No Blood Draw

Sterility, endotoxin and mycoplasma evaluated every time.

Consistent Dosing

Platelet Derived Growth Factor (PDGF-BB) measured in every batch. Total platelet dose per vial equals 4 billion platelets.

Convenient & Quick

Shelf stable at room temperature for two years – Use within 4 hours of opening.
The only FDA reviewed PRP product.

What is Platelet-Rich Plasma (PRP)?

- The most common regenerative therapy utilized in veterinary medicine.
- Concentrated preparation of platelets and plasma.
- First published use in the 1970s as an intralesional and fracture repair product in horses and dogs.
- Benefits of PRP
  - Many publications indicating benefit for healing of various conditions in multiple species.



Common Uses of Platelet-Rich Plasma

in Veterinary Medicine

In Conjunction with Stem Cell Therapy

Wound Healing



Post Surgical Healing

Ophthalmic Uses

- Corneal Ulceration
- Keratoconjunctivitis Sicca
- Descemetocele

Dental and Oral Surgical Procedures

Musculoskeletal Disease/Injury

- Osteoarthritis
- Tendon/Ligament Tear
- Muscle Injury

State-of-the-Art Production Facilities

- Spryng® product is manufactured in PetVivo's ISO certified cleanrooms (ISO 8 to ISO 7 to ISO 5
- Initial batch sizes of approx. 500 syringes; planning to increase to batches of 5,000+ syringes per month.
- Current production facility annual capacity is approximately 100,000 syringes; cleanroom manufacturing facility can be easily and economically duplicated.
- Progress in batch scaling - increasing automation of both upstream processes and previously manual filling process.
- Continued expansion of ISO 13485 and cGMP quality system



Comprehensive IP Portfolio

- 12 US and Foreign Issued Patents
- Broad Claim Language - “Comprising” Transitions
- 6 Detailed Proprietary Trade Secrets
- Our Patents & Trade Secrets Protect:
  - Protein & Carbohydrate Based Thermoplastics
  - Biomaterials of Many Compositions
  - Medical, Drug Delivery & Combination Products
  - Medical & Pharmaceutical Applications
  - Validated Self-Assembly Production Processes
- Our Intellectual Property is Extensively Cited
  - Over 200 Patent Examiners Citations
  - Over 300 Patent Applicant Citations
- New Patent Applications in Progress for FY2026


UNITED STATES PATENT
Granted on February 16, 2010 to
David B. Masters, Ph.D.
INVENTOR
7,662,409
PROTEIN MATRIX MATERIALS, DEVICES AND METHODS OF MAKING AND USING THEREOF
The United States of America

Market Overview

Companion Animal/Veterinarian

Sources: American Pet Products Assoc.; North American Pet Health Insurance Association, American Horse Council, LendEDU
** Agricultural and professional equine markets not included*

- US Pet Spend increased from $152B in 2024 to $157B in 2025
- Veterinary care and products is a leading growth driver
  - $41.4B in 2025 in US
- 71% of US Households own a pet
  - 87.3M Dogs; 76.3M Cats
- Approximately 6.65M horses in US*
- Pet owners' spending has increased before they would refuse or stop treatment on their pet:
  - From $1,704 in 2012 to ~ $20,000 (dogs) in 2025
- Pet insurance market growing rapidly
  - Insured pets have increased from 5.17 million in 2024 to 6.4 million in 2025
  - Pet health insurance increased 21.4% YoY from 2024 to 2025
- Market ripe for more effective medical devices and therapeutics





Pet Product **Pipeline**

FDA clearance not required

No FDA Review or Clearance Required for Commercialization of Veterinary Medical Devices

Product No.	Particle Based Devices	Species	Safety	Pilot	Efficacy	Commercial Launch
VD-01	**Osteoarthritis**	Canine (Spryng®)				Q3 2021
VD-02	**Osteoarthritis**	Equine (Spryng®)				Q3 2021
VD-08	**Osteoarthritis**	Canine (SmartSpryng™)				
VD-09	**Osteoarthritis**	Equine (SmartSpryng™)				
VD-05	**Osteoarthritis**	Feline (Spryng®)				Q3 2023

	Drug Delivery Devices	Species	Safety	Pilot	Efficacy	Commercial Launch
VD-07	**Mucoadhesive Devices**	Canine, Equine, Feline (Brand TDB)				TBD

Distribution Partners

MWI Animal Health

MWI – PetVivo Distribution Services Agreement Terms:

- Non-exclusive distribution agreement with ongoing annual renewal option until terminated by either party
- Designated distributor for PetVivo's veterinary medical device, Spryng with OsteoCusion Technology

MWI Overview:

- One of largest distributors of veterinary products in the world
- More than 400 Territory Managers in United States
- Expanded European distribution with a veterinary market distributor purchase in the Nordic countries of northern Europe

Covetrus

Covetrus – PetVivo Distribution Services Agreement Terms:

- Non-exclusive distribution agreement with one year term that automatically renews annually until terminated by either party
- Designated distributor for PetVivo's veterinary medical device, Spryng with OsteoCusion Technology

Covetrus Overview:

- One of largest distributors of veterinary products in the world
- More than 5,700 employees serving over 100,000 customers around the globe

Wholesale Partners

Vedco

Vedco – Wholesaler Engagement:

- Wholesaler relationship to purchase product from PetVivo and sell it to national distributors for subsequent sale to U.S. vets
- Designated wholesaler for PetVivo's veterinary medical device, Spryng® with OsteoCusion® Technology

Vedco Overview:

- Vedco sells its products through a network of 51 distributor locations across the United States.
- Distribution partners include **MWI, Covetrus, Patterson, Midwest, Penn Supply and many more**

Clipper

Clipper – Wholesaler Engagement:

- Non-exclusive distribution agreement with one year term that automatically renews annually until terminated by either party
- Designated wholesaler for PetVivo's veterinary medical device, Spryng® with OsteoCusion® Technology

Clipper Overview:

- Clipper sells its products through a network of at least 10 distributors having locations across the United States.
- Distribution partners include **Animal Health Intl, MWI, Covetrus, Patterson, Midwest, Penn Supply and many more**

Digital Landia, LLC ("Agentic Pet")

Artificial Intelligence

agentic

Exclusive White Label License Relationship:

- • Exclusive white label license agreement between PetVivo and Digital Landia for the AgenticPet™ AI B2B platform.
- • PetVivo holds exclusive commercialization and deployment rights in veterinary markets.
- • Digital Landia provides the underlying agentic AI technology, platform architecture, and ongoing development.
- • The white label structure supports enterprise deployment, brand continuity, and scalable B2B partnerships,

What is Agentic Pet AI?

The world's first autonomous pet care AI ecosystem that leverages cutting-edge multi-agent technology to revolutionize how we understand and care for our animal companions. More than 400 Territory Managers in United States.

AgenticPet.ai's framework autonomously spawns specialized AI agents that "graduate" through rigorous digital certification exams; these super agents achieve expert-level mastery in veterinary diagnostics, behavior analysis, nutrition, and more; the system continuously adapts by creating new agents based on incoming pet data, ensuring relevance across evolving health, behavioral, and environmental variables.

Digital Landia, LLC ("Agentic Pet")

Artificial Intelligence

Current Development Status and Third Party Validation

:

• Core multi-agent architecture completed and operating in controlled beta environments.
• Secure API integrations and modular deployment framework finalized for B2B partners.
• Ongoing validation with veterinary use cases and enterprise customers.
Independent third-party whitepaper released outlining the AgenticPet™ architecture, agentic AI framework, and commercial use cases.
• Whitepaper provides external validation of scalability, security posture, and enterprise readiness.

Anticipated Launch Timeline

• January 2026 – Expanded B2B Beta & Readiness: Expanded beta with select U.S. veterinary clinics and enterprise partners; finalization of security controls, API integrations, and deployment workflows; continued validation of agentic AI performance in real-world clinical environments.
• First Quarter 2026 –Commercial Rollout: Commercial launch to early enterprise and strategic veterinary partners; activation of subscription and enterprise licensing models; initial deployments focused on high-value clinical workflow and operational efficiency use cases.
• Mid-2026 – Scaled Deployment & Platform Expansion:
Broader U.S. market availability; rollout of advanced analytics, compliance tooling, and AI-driven engagement modules; ongoing optimization based on customer feedback and usage data.

PetVivo Strategic Partners

PiezoBioMembrane, Inc. (“PBM”) and Veterinary Growth Partners (“VGP”)

PBM (Functional Biomaterials)

Relationship – Master Services Agreement (Joint R&D):

- Collaboration on the research and development of a novel piezo biomaterials for therapeutic applications (e.g Smart-Spryng).
- The objective is to research and develop piezo materials and explore the technical feasibility of incorporating them into PetVivo’s innovative CEHM particles when administered to joints, as well as into PetVivo’s ECM material for other therapeutic applications.
- The Parties final objective shall be to achieve regulatory approval for the newly developed products, if necessary, and commercialize them for various therapeutic applications.

Veterinary Growth Partners (Veterinarian Association)

Relationship – Vendor Partner Agreement (Veterinary Network):

- VGP is a management services organization (MSO) that supports veterinary practices by offering practice management and marketing tools, consulting, and vendor relationships to help them improve efficiency, profitability, and operations.
- VGP serves more than over 7,300 veterinary members across the United States.
- Collaboration in promoting awareness and commercialization of PetVivo products to VGP members.

Management Team Introduction

Deep Bench of Industry Veterans with Decades of Experience



John Lai
CEO, President & Director

BlueEarth Resources, Inc.
Genesis Capital Group



Garry Lowenthal
CFO

pwc
Deloitte.



John F. Dolan
General Counsel

TRAUST STRUCTURED
Fredrikson & BYRON, P.A.
UNITED STATES PATENT AND TRADEMARK OFFICE uspto



April Boyce
VP of Sales & Marketing

P&G
CLOROX



Josh Wilhelm
VP of Operations & R&D

HEALTH University of Minnesota
Medtronic



Kirsty Husby, DVM, MS, DACVS (LA)
Senior Research Veterinarian

CASCADE SUMMIT ANIMAL HOSPITAL



Tom Yarbrough, DVM, DACVS
Senior Research Veterinarian

Tesio Pharmaceuticals
Nor Cal Veterinary Surgical Center
مستشفى دبي للخيول
Dubai Equine Hospital



Juli Goldstein, DVM, CHPV
Technical Service Veterinarian

Florida Atlantic University
AUBURN UNIVERSITY



Jeremy Caplin, Ph.D.
Research Director

Graduate Research Assistant
Georgia Institute of Technology

MIT langer LABS

Strong Independent Board of Directors and Advisors

Advisors

- Dr. Tracy Turner, *DVM, MS, Dipl. ACVS, Dipl. ACSMR, Amer. Academy Thermology, AAEP Board*
- Dr. Sherman Cannap, *DVM, MS, CCRT, DACVS-SA, DACVSMR, Cannap Sports Medicine, Orthobiologic Innovations*
- Dr. Debra Cannap, *DVM, CCRT, CVA, DACVSMR, Cannap Sports Medicine, Orthobiologic Innovations*



Robert Costantino
Director

WFS FINANCIAL
Westcorp Inc.
VOLVO
MITSUBISHI MOTORS CREDIT OF AMERICA, INC.



Joseph Jasper
Director

Vermillion Capital
PiperJaffray.



Robert Rudelius
Director

medicametrix™
Noble Ventures



Diane Levitan
Director

LIU Veterinary Medicine

Associate Professor Long Island University College of Veterinary Medicine



Spencer Breithaupt
Director

MWI Animal Health AmerisourceBergen
Bristol Myers Squibb
J&J
Wyeth



John Lai
Management Director & CEO

BlueEarth Resources, Inc.
Genesis Capital Group



Josh Ruben
Director

TRINITY CAPITAL
RBC Capital Markets
WELLS FARGO SECURITIES

Growth Drivers

Sales Growth & Expansion

- US Direct Veterinary Sales Force
- 100% US veterinary market coverage via established distributor network.
- International expansion; UK/MX (2025) CA (Q2 2026); EU expected CY2026.
- Momentum and growth in clinic adoption and use cases delivering ~ 17% increase in our average customer LTV.

Amplification & Increased Product Demand

- Robust digital presence and curated B2C & B2B advertising
- General market and co-branded national TV campaigns.
- PVAH company DVM continuing education lectures at industry and academic events.
- Clinical education courses and white papers
- Robust library of digital, video, and print consumer and clinician resources.
- Sustained increase in consumer interest and product demand.

Regen Med Portfolio Expansion & Innovation

- PrecisePRP Canine (2/2025) PrecisePRP Equine (11/2025)
- New Product Innovation with PiezoBioMembrane JV product commercialization expected Q1-Q2 2026
- Entry into the AI ecosystem in partnership with Agentic Pet.

Clinical Studies

- Ethos (CCL Study) – 40 dogs; results of cohort 1 presented at VOS; results of cohort 2 presented at ACVS
- Ethos (Hip OA Study) – 9 dogs; results presented at VOS
- Orthobiologic Innovations – Sherman Canapp (Elbow Study) – 7 dogs
- Colorado State University – thirty-five dog study
- Inotiv Canine Tolerance Study – 20 dogs
- Inotiv Feline Tolerance Study – 10 cats

Additional Advantages

- Regulatory tailwinds (HISA, FEI, etc.)
- Industry trend toward natural products and reduced drug use.

Company Highlights

Market Opportunity

+$39.8B US companion animal veterinary care and product sales market with ~ 6% historical CAGR (2020-2024)*

Commercialized Regenerative Product Portfolio

Spryng®, with OsteoCushion® Technology, is a veterinary device that promotes the restoration of joint mechanics for the management of lameness and other joint-related afflictions including osteoarthritis; Spryng comprises similar components & structure as natural cartilage to provide additional support and functionality to protect the joint from pain. FDA *premarket approval not required for Spryng (medical device)

PrecisePRP is an innovative, off the shelf PRP solution-leucoreduced allogeneic pooled freeze-dried platelet-rich plasma (PRP) product intended to provide a species-specific source of concentrated platelets in plasma for intra-articular administration. The only FDA reviewed PRP product

Growth Drivers

Innovation

Strategic Partnerships with experts in functional materials for innovation and product expansion of regenerative product portfolio.

Entry into pet care AI ecosystem-strategic partnership with Agentic Pet.

Strong IP portfolio with twelve U.S. and foreign issued patents

US Commercialization

B2B sales supported by an internal sales team all major and regional US animal health distributors.

International Expansion

UK and Mexico B2B distributor partnerships in place for international expansion. Health Canada official acknowledgement of Spryng as medical device in Jan. 2026 with anticipated market entry in Q2 2026. EU in flight with anticipated market entry in CY 2026.

Robust B2B & B2C Amplification

Strong digital presence and national advertising in the US market.

Experienced Management Team and Independent Board of Directors

*Source American Pet Products Assoc.

John Lai
Chief Executive Officer
jlai@petvivo.com (952) 405-6216

Spryng® with OsteoCushion™ Technology and PrecisePRP™ are exclusively sold and distributed by PetVivo Animal Health.

Veterinary Use Only - Federal law restricts this device to use by or on the order of a licensed veterinarian.

844-Pet-Vivo (844-738-8486)

SpryngHealth.com

info1@petvivo.com

PETVIVO HOLDINGS

PetVivo Animal Health






